Inventories	12 Months Ended
Dec. 31, 2021
Inventories

9	Inventories

Inventories are carried at average cost, including the storage and handling costs, to the extent these costs are necessary to bring inventories to their sale condition at stores, less bonuses received from suppliers or net realizable value, whichever is lower.

Net realizable value is the selling price in the ordinary course of business, less the estimated costs necessary to make the sale.

Inventories are adjusted by an allowance for losses and damages, which is periodically reviewed and evaluated as appropriate. Bonuses received from suppliers are measured and recognized based upon executed contracts and agreements and recorded as cost of sales when the corresponding inventories are sold. Unrealized bonuses are presented as reducing the inventories at each balance sheet date.

		As of December 31,
	Notes	2021	2020
Stores		3,955	3,416
Distribution centers		878	818
Commercial agreements	9.1	(416)	(444)
Allowance for loss on inventory obsolescence and damages	9.2	(37)	(51)
		4,380	3,739

9.1	Commercial agreements

The Company records rebates from vendors and the storage costs in the statement of operations as the inventories that gave rise to the bonuses and the stored costs are realized. On December 31, 2021, the amount of unrealized bonus, as a reduction of inventory balance, totaled R$416 (R$444 on December 31, 2020).

9.2	Allowance for loss on inventory (obsolescence and damages)

	For the year ended December 31,
	2021	2020	2019
At the beginning of the year	(51)	(61)	(34)
Additions	(315)	(16)	(5)
Reversals	13	3	—
Discontinued operations	—	28	—
Foreign currency translation adjustment	—	(5)	—
Business combinations	—	—	(22)
Write-offs	316	—	—
At the end of the year	(37)	(51)	(61)